SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): December 4, 2017

SOLENO THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36593	77-0523891
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)
1235 Radio Road, Suite 110
Redwood City, CA 94065
(Address of principal executive offices)
(650) 213-8444
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
On December 4, 2017, Soleno Therapeutics, Inc. (the “Company”) and its wholly-owned subsidiary, Capnia, Inc., a Delaware corporation (“Capnia”), entered into a joint venture agreement (the “JV Agreement”) with OptAsia Healthcare Limited, a Hong Kong company limited by shares (“OAHL”), with the purpose of developing and commercializing the CoSense technology and related commercial products (the “Joint Venture”). In furtherance of the Joint Venture, Capnia and OAHL have entered into the PRC IP Purchase Agreement (the “IP Agreement”) to develop and commercialize the CoSense technology in the People’s Republic of China (“PRC”), and a Transition Services Agreement (the “TSA,” and together with the JV Agreement and the IP Agreement, the “Agreements”) pursuant to which the Company will provide certain services to Capnia.

Pursuant to the Agreements as part of the Joint Venture, the Company has contributed assets to Capnia in relation to the development and commercialization of the CoSense technology and related commercial products. These products utilize a portfolio of intellectual property assets that involve the design, manufacture and sale of medical monitors that measure end-tidal carbon monoxide in breath to assist in the detection of excessive hemolysis in neonates, and which the parties contemplate may in the future also involve the commercialization of other applications utilizing the aforementioned technology including extensions and improvements thereon, as well as other regulatory submissions and related assets (collectively, the “CoSense Assets”), and OAHL will invest up to $2,200,000 in tranches to purchase shares of Capnia.  In addition, pursuant to the IP Agreement, OAHL will pay $40,000 for the exclusive right, title and interest in CoSense Assets in the PRC.  As a result of this investment by OAHL, Capnia will no longer be a wholly-owned subsidiary of the Company.

The foregoing description of the Agreements is qualified in its entirety by reference to the complete text of the Agreements, which are filed as Exhibits 2.1, 2.2 and 2.3 hereto and are incorporated herein by reference.

Item 2.01    Completion of Acquisition or Disposition of Assets.
Reference is made to the disclosure set forth under Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  Resignation of Officer and Directors

On or about December 7, 2017, the Board of Directors (the “Board”) of the Company accepted the resignations of Stephen N. Kirnon, Edgar Engleman and Steinar J. Engelsen as directors of the Company. The resignations of Drs. Kirnon, Engleman and Engelsen will be effective as of December 31, 2017.

In addition, as part of the Joint Venture, Anthony Wondka will transition from Senior Vice President, Research & Development of the Company to an employee of Capnia. Mr. Wondka’s employment agreement with the Company was also amended to remove the severance obligations that were previously provided for therein.

Each of the resignations of Drs. Kirnon, Engleman and Engelsen, and the transition of Mr. Wonkda, are not the result of any disagreement with the Company relating to the Company’s operations, policies or practices.

Drs. Engelsen and Kirnon are also resigning from their respective positions on the Company’s Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, including Dr. Engelsen’s position as the Chairperson of the Compensation Committee and Dr. Kirnon’s position as the Chairperson of the Nominating and Corporate Governance Committee.

The Company’s current Amended and Restated Certificate of Incorporation provides that, subject to the rights of holders of any series of Preferred Stock with respect to the election of directors, the number of directors that constitutes the entire Board of Directors of the Company shall be fixed solely by resolution of the majority of the total number of authorized directors, whether or not there exist any vacancies in previously authorized directorships.  The Board will take action to decrease the number of directors from ten to seven in connection with the resignations of Drs. Kirnon, Engleman and Engelsen.

Under the listing requirements and rules of The NASDAQ Capital Market, or NASDAQ, independent directors must comprise a majority of a listed company’s board of directors, subject to certain phase-ins.  The Board determined that Messrs. Rajen Dalal and Bill Harris, and Drs. Ernest Mario, James Glasheen, and Stuart Collinson have no relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent,” as that term is defined under the applicable rules and regulations of the SEC, and the listing requirements and rules of NASDAQ. In making this determination, the Board considered the current and prior relationships that each non-employee director has with the Company, any other transactional relationships a non-employee director may have with the Company, and all other facts and circumstances the Board deemed relevant in determining their independence, including the beneficial ownership of the Company’s capital stock held by each non-employee director and any of such director’s and the Company’s respective affiliates.

Item 8.01    Other Events.

The Company issued a press release on December 8, 2017, announcing the transactions contemplated by the Agreements.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

2.1	Joint Venture Agreement, dated as of December 4, 2017, by and among Soleno Therapeutics, Inc., Capnia, Inc., and OptAsia Healthcare Limited
2.2	PRC IP Purchase Agreement, dated as of December 4, 2017, by and between OptAsia Healthcare Limited and Capnia, Inc.
2.3	Transition Services Agreement, dated as of December 4, 2017, by and among Soleno Therapeutics, Inc., a Delaware corporation, Capnia, Inc. and OptAsia Healthcare, Ltd., a Hong Kong company
99.1	Press Release of Soleno Therapeutics, Inc. dated December 8, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLENO THERAPEUTICS, INC.

By:	/s/ Anish Bhatnagar
Anish Bhatnagar Chief Executive Officer

Date: December 8, 2017

EXHIBIT INDEX

Exhibit No.	Description

2.1	Joint Venture Agreement, dated as of December 4, 2017, by and among Soleno Therapeutics, Inc., Capnia, Inc., and OptAsia Healthcare Limited
2.2	PRC IP Purchase Agreement, dated as of December 4, 2017, by and between OptAsia Healthcare Limited and Capnia, Inc.
2.3	Transition Services Agreement, dated as of December 4, 2017, by and among Soleno Therapeutics, Inc., a Delaware corporation, Capnia, Inc. and OptAsia Healthcare, Ltd., a Hong Kong company
99.1	Press Release of Soleno Therapeutics, Inc. dated December 8, 2017